(ICON)

Prudential
Equity Income
Fund

SEMI
ANNUAL
REPORT
April 30, 1997

(LOGO)

Prudential Equity Income Fund

Performance At A Glance.
Healthy corporate earnings plus moderate economic growth propelled the stock market into the seventh year of its bull market run. Yes, there was a market stutter-step in late March when stock prices tumbled, but as mid-year approached the Dow Jones Industrial Average was once again setting new records. The Prudential Equity Income Fund followed this trend and thanks to strong stock selection and concentrations in the better performing sectors, your Fund significantly outperformed similar funds tracked by Lipper Analytical Services for the six-month period ended April 30, 1997.

Cumulative Total Returns1            As of 4/30/97

                     Six        One         Five         Ten       Since
                    Months      Year        Years       Years    Inception2
Class A             14.8%       17.1%       100.9%      N/A        157.5%
Class B             14.4        16.3         93.5       188.0%     199.3
Class C             14.4        16.3        N/A         N/A         45.9
Class Z             15.0        17.2        N/A         N/A         20.2
Lipper Eq. Inc.
Fund Average3       10.0        17.6         92.6       191.3       ***

Average Annual Total Returns1            As of 3/31/97

                                One         Five       Ten       Since
                                Year        Years     Years    Inception2
Class A                         11.2%       13.8%     N/A         13.1%
Class B                         11.3        14.0      11.2%       11.3
Class C                         15.3        N/A       N/A         14.8
Class Z                         17.2        N/A       N/A         17.2

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

2Inception dates: 1/22/90 Class A; 1/22/87 Class B; 8/1/94 Class C; 3/1/96 Class Z.

3Lipper average returns are 186 funds for six months; 167 funds for one year; 59 funds for five years; and 28 funds for ten years.

*** Lipper Since Inception category cumulative total returns were: Class A, 142.8% for 49 funds; Class B, 196.5% for 27 funds; Class C 54.8% for 108 funds and Class Z, 19.0% for 165 funds.

How Investments Compared.
    (As of 4/30/97)
         (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Warren E. Spitz, Fund Manager            (PICTURE)

Portfolio
Manager's Report

The Prudential Equity Income Fund seeks both current income and capital appreciation by investing primarily in stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 or NYSE Composite Index. It emphasizes stocks that are considered undervalued given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

Value Investing.
Portfolio Manager Warren Spitz uses a value investment style in managing the Prudential Equity Income Fund. He looks for securities priced at bargain levels considering the company's earnings, cash flow or asset values. Warren often finds these values in out-of-favor industries or sectors that he believes could appreciate more than others once investors realize the underlying value and start to bid for them.


Strategy Session.
-------------------------------------------------------------------------
Strong and sustained corporate earnings plus vigorous, non-inflationary economic growth powered the bull market in stocks over the last six months. Your Fund performed better than its peers by a significant margin during the period and beat the overall market (as measured by the S&P 500 Index) as well because of its substantial holdings in financial services stocks, the second-highest performing group in the market.

We hold more than twice as much in financial services stocks as the market index does, emphasizing securities brokers and real estate investment trusts (REITs). REITs are companies that buy real estate. These companies, in turn, manage and sell interests in the portfolio to investors. REITs are required by law to pay out 95% of their earnings in dividends, so they offer dividends that are well above average. We continue to hold a sizable interest in securities brokers, which appreciated nicely over the last six months, benefitting from the consolidation trend in the industry. Several mergers that were announced in recent months -- such as Dean Witter Discover/Morgan Stanley and Bankers Trust/Alex Brown -- intensified interest in the industry.

In technology, we have changed our opinion somewhat. After a sustained rally, technology stocks and semiconductor stocks in particular started to close in on our price targets. While we believed many might still appreciate further, we weren't sure how long the good news could continue. Consequently, we reduced our technology holdings during the past six months.

We increased holdings in select industrial stocks, including aluminum makers Reynolds Metals and Alcoa. The industry has benefited from the increasing use of aluminum in automobile manufacturing and a reduction in Russian aluminum production.

     Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 4/30/97.
            (GRAPH)

What Went Well.
----------------------------------------------
Cashing in Our Chips.
It's not always easy to get your timing right in the volatile technology sector, but we were pleased with our decisions to sell our positions in semiconductor makers National Semiconductor and Micron Technology and Texas Instruments.

We became interested in these when they were battered in late 1995 as orders for semiconductors bottomed out. Once the supply and demand imbalance in the chip market sorted itself out and orders began to increase again, these companies bounced back. Our holdings appreciated as investors anticipated improved earnings. We sold after they rallied.

Money Talks.
We have believed for some time now that financial services stocks are the assets of choice in the 1990s. That's why we hold 35% of total investments in financial services companies. And that's largely why we performed far better than any other competing fund during the reporting period.

Several of our securities brokerage holdings performed impressively. PaineWebber rose 49%, Bear Stearns increased 39%, and Lehman Brothers was up 37%. We've thought for some time now that these firms were potential takeover candidates. We're glad to see that the broader market now seems to share our conclusion.

Our REIT stocks are the largest subset of our financial services assets, comprising 18% of net assets on April 30. We benefited from the performance of two of the Fund's top holdings: Crescent Real Estate, which climbed 27%, and Equity Residential -- our largest holding at 4.8% of total net assets -- which rose 20% during the period.

Five Largest Holdings.
4.8%   Equity Residential
       Real Estate Investment Trust
4.7%   Lehman Brothers
       Financial Services
4.3%   IBM
       Computer hardware &
       software
3.7%   AMR Corp.
       Airlines
3.2%   Elf Aquitaine (ADR)
       Integrated Producers

Expressed as a percentage of total investments as of 4/30/97.

And Not So Well.
----------------------------------------------
No Food or
Drink, Please.
We continue to hold less in consumer growth stocks such as food and beverages than the S&P 500 market index. Since these were among the better performers in the overall market, our lighter position may have held back performance somewhat. Companies in the consumer growth sector continue to show strong earnings growth, leading investors to pay higher prices for these stocks. But because prices have been growing faster than earnings, we believe many of these stocks are becoming overvalued, even considering their strong earnings growth. Consequently, we don't consider them value buys.

Looking Ahead.
----------------------------------------------
The prolonged bull market has made finding inexpensive stocks the favorites of value investors like us increasingly difficult. For example, consumer growth and consumer nondurable stocks seem expensive. We believe success in the coming months will belong to those investors who can find stocks at more reasonable prices. Consequently, we hold stocks that we believe are better values, including financial services and industrial companies, and continue to look for more.
                                   1

President's Letter                  June 9, 1997
(PICTURE)

                             Staying The Course.

Dear Shareholder:
With the midpoint of 1997 upon us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat. The Dow Jones Industrial Average has gained nearly 17% through mid-June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

- Remember Your Time Horizon. If your investment goals are long term (several years or more), so should your time horizon. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as
of April 30, 1997 (Unaudited)         PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value (Note 1)
      ------------------------------------------------------------
LONG-TERM INVESTMENTS--98.7%
COMMON STOCKS--87.7%
      ------------------------------------------------------------
Aerospace/Defense--3.4%
      363,800   Northrop Grumman Corp.             $    30,377,300
      303,500   Thiokol Corp.                           19,803,375
                                                   ---------------
                                                        50,180,675
------------------------------------------------------------
Airlines--3.6%
      573,000   AMR Corp.*                              53,360,625
------------------------------------------------------------
Aluminum--3.4%
      440,000   Aluminum Co. of America                 30,745,000
      282,984   Reynolds Metals Co.                     19,207,539
                                                   ---------------
                                                        49,952,539
------------------------------------------------------------
Apparel--1.0%
      572,700   Kellwood Co.                            13,601,625
       40,800   Oxford Industries, Inc.                    989,400
                                                   ---------------
                                                        14,591,025
------------------------------------------------------------
Automobiles & Trucks--3.4%
    1,493,558   Chrysler Corp.                          44,806,740
      150,000   Ford Motor Co.                           5,212,500
                                                   ---------------
                                                        50,019,240
------------------------------------------------------------
Building & Construction--1.0%
      463,000   Kaufman & Broad Home Corp.               6,424,125
      750,000   Ryland Group, Inc.                       8,718,750
                                                   ---------------
                                                        15,142,875
------------------------------------------------------------
Chemicals--3.5%
      448,600   Dow Chemical Co.                        38,074,925
      756,628   Millennium Chemicals, Inc.              13,430,147
                                                   ---------------
                                                        51,505,072
------------------------------------------------------------
Computer Hardware--5.7%
      590,400   Amdahl Corp.*                            5,055,300
      354,500   Digital Equipment Corp*                 10,590,687
      719,800   Intergraph Corp.*                  $     4,588,725
      391,100   International Business Machines
                  Corp.                                 62,869,325
                                                   ---------------
                                                        83,104,037
------------------------------------------------------------
Electrical Equipment--4.3%
      301,000   Esterline Technologies Corp.*            8,503,250
      455,800   IMO Industries Inc.*                     1,481,350
      700,000   Kuhlman Corp.                           17,675,000
      355,300   Newport Corp.                            2,931,225
      210,200   Pacific Scientific Co.                   2,653,775
    1,770,200   Westinghouse Electric Corp.             30,093,400
                                                   ---------------
                                                        63,338,000
------------------------------------------------------------
Energy--0.6%
      274,100   Energy Group Plc., ADR*
                  (United Kingdom)                       8,599,888
------------------------------------------------------------
Energy Systems--2.3%
    1,782,300   McDermott International, Inc.           32,972,550
------------------------------------------------------------
Financial Services--11.7%
      959,577   Bear Stearns Cos., Inc.                 29,267,103
      217,200   Edwards (A.G.), Inc.                     7,602,000
    2,032,000   Lehman Brothers Holdings, Inc.          68,834,000
      943,900   PaineWebber Group, Inc.                 32,092,600
      660,000   Salomon, Inc.                           33,000,000
                                                   ---------------
                                                       170,795,703
------------------------------------------------------------
Forest & Paper--0.4%
       72,600   Fletcher Challenge Forest Ltd.,
                  ADR
                  (New Zealand)                            989,175
       71,600   Louisiana-Pacific Corp.                  1,333,550
       81,900   Potlatch Corp.                           3,357,900
                                                   ---------------
                                                         5,680,625
------------------------------------------------------------
Gas Distribution--1.9%
      518,200   BG Plc., ADR (United Kingdom)           15,092,575
    2,782,000   Centrica Plc.*                           2,568,557

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     3

Portfolio of Investments as
of April 30, 1997 (Unaudited)             PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value (Note 1)
      ------------------------------------------------------------
Gas Distribution (cont'd.)
      224,950   KN Energy, Inc.                    $     8,379,387
       51,450   Yankee Energy System, Inc.               1,093,313
                                                   ---------------
                                                        27,133,832
------------------------------------------------------------
Gas Pipelines--1.5%
      280,100   Sonat, Inc.                             16,000,713
      360,800   TransCanada Pipelines Ltd.               6,584,600
                                                   ---------------
                                                        22,585,313
------------------------------------------------------------
Insurance--4.0%
      293,100   Marsh & McLennan Cos., Inc.             35,318,550
      393,400   Ohio Casualty Corp.                     15,293,425
      178,400   Selective Insurance Group, Inc.          7,180,600
                                                   ---------------
                                                        57,792,575
------------------------------------------------------------
Integrated Producers--3.2%
      970,000   Elf Aquitaine, ADR (France)             47,166,250
------------------------------------------------------------
Media--0.4%
      220,000   Dun & Bradstreet Corp.                   5,417,500
------------------------------------------------------------
Mining--0.3%
      194,678   Coeur D'Alene Mines Corp.                2,676,823
      298,499   Echo Bay Mines, Ltd.                     1,623,088
                                                   ---------------
                                                         4,299,911
------------------------------------------------------------
Miscellaneous Industrial--0.5%
      274,100   Hanson Plc., ADR (United
                  Kingdom)                               6,646,925
------------------------------------------------------------
Oil & Gas Exploration/Production--1.8%
      850,000   Mesa, Inc.                               4,356,250
      662,400   Parker & Parsley Petroleum Co.          21,859,200
                                                   ---------------
                                                        26,215,450
------------------------------------------------------------
Paper & Packaging--1.3%
      910,700   Gibson Greetings Inc.*                  18,669,350
Realty Investment Trust--18.4%
      271,000   AMLI Residential Properties
                  Trust                            $     5,995,875
      231,200   Beacon Properties Corp.                  7,138,300
      300,000   Bradley Real Estate, Inc.                5,737,500
    1,617,800   Crescent Real Estate Equities,
                  Inc.                                  42,467,250
    1,279,800   Crown American Realty Trust              9,758,475
    1,605,100   Equity Residential Properties
                  Trust                                 70,223,125
      567,700   Gables Residential Trust                14,050,575
      585,000   Glimcher Realty Trust                   10,456,875
      500,000   Haagen (Alexander) Properties
                  Inc.                                   6,750,000
       73,668   Homestead Village Inc.*                  1,270,773
      392,000   Irvine Apartment Communities,
                  Inc.                                  10,486,000
      353,500   JDN Realty Corp.                         9,898,000
       96,000   JP Realty, Inc.                          2,436,000
       62,550   Kimco Realty Corp.                       1,946,869
      230,000   Malan Realty Investors, Inc.             3,938,750
      632,600   Manufactured Home Communities,
                  Inc.                                  13,284,600
       62,600   Pennsylvania Real Estate
                  Investment Trust                       1,392,850
      586,093   Security Capital Pacific Trust          13,333,616
      285,700   Simon De Bartolo Group, Inc.             8,178,162
      300,000   Sunstone Hotel Investors, Inc.           4,012,500
      166,600   Tri Net Corporate Realty Trust,
                  Inc.                                   5,560,275
      286,300   Vornado Realty Trust                    18,215,837
        5,000   Walden Residential Properties,
                  Inc.                                     110,000
       40,700   Weingarten Realty Investors,
                  Inc.                                   1,734,838
                                                   ---------------
                                                       268,377,045
------------------------------------------------------------
Retail--2.6%
      352,000   K-Mart Corp.*                            4,796,000
      538,400   Penney (J.C.) Co., Inc.                 25,708,600
      140,100   Tandy Corp.                              7,337,737
                                                   ---------------
                                                        37,842,337
------------------------------------------------------------
Shipbuilding--0.0%
        5,280   Newport News Shipbuilding, Inc.             79,200
------------------------------------------------------------
Steel--2.4%
    1,206,200   USX-U.S. Steel Group, Inc.              35,281,350

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

Portfolio of Investments as
of April 30, 1997 (Unaudited)                PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value (Note 1)
      ------------------------------------------------------------
Telecommunication Services--0.7%
      247,700   Telefonos de Mexico, S.A. de
                  C.V.,
                  ADR (Mexico)                     $    10,217,625
------------------------------------------------------------
Tobacco--3.1%
      606,500   B.A.T Industries Plc., ADR
                  (United Kingdom)                      10,462,125
      548,200   Imperial Tobacco Group Plc.,
                  ADR*
                  (United Kingdom)                       7,143,731
      739,500   RJR Nabisco Holdings Corp.              22,000,125
      228,400   UST, Inc.                                5,966,950
                                                   ---------------
                                                        45,572,931
------------------------------------------------------------
Trucking & Shipping--0.9%
      287,950   Alexander & Baldwin Inc.                 7,630,675
      315,000   Yellow Corp.*                            6,063,750
                                                   ---------------
                                                        13,694,425
------------------------------------------------------------
Wood Processing--0.4%
      150,000   Rayonier Inc.                            6,056,250
                                                   ---------------
                Total common stocks
                  (cost $1,014,807,935)              1,282,291,123
                                                   ---------------
PREFERRED STOCKS--7.2%
------------------------------------------------------------
Aluminum--0.3%
      371,800   Kaiser Aluminum Corp., Conv.
                  $8.255                                 3,996,850
------------------------------------------------------------
Electrical Equipment--1.8%
    1,743,000   Westinghouse Electric Corp.,
                  Conv. $1.30                           26,471,812
------------------------------------------------------------
Energy Systems--0.2%
       88,000   McDermott International, Inc.,
                  Conv. $5.75, Ser. C                    3,520,000
Integrated Producers--0.5%
       48,099   Unocal Corp., Conv. 6.25%          $     2,645,445
      118,900   USX-Marathon Group., Conv. 6.50%         5,216,738
                                                   ---------------
                                                         7,862,183
------------------------------------------------------------
Manufacturing--0.3%
      262,500   Worthington Industries Inc.
                  Conv. 7.25%                            4,134,375
------------------------------------------------------------
Mining--0.2%
       60,000   Hecla Mining Co., Conv. 7.00%,
                  Ser. B                                 2,760,000
------------------------------------------------------------
Oil & Gas Exploration/Production--0.3%
       74,800   Parker & Parsley Petroleum Co.,
                  Conv. 6.25%                            4,525,400
------------------------------------------------------------
Realty Investment Trust--0.1%
       54,600   Security Capital Pacific Trust,
                  Conv. $1.75, Ser. A                    1,658,475
------------------------------------------------------------
Retail--1.0%
      251,700   K-Mart Financing I, Trust, Conv.
                  7.75%                                 14,504,213
------------------------------------------------------------
Steel--0.6%
      250,800   Bethlehem Steel Corp., Conv.
                  $3.50                                  9,467,700
------------------------------------------------------------
Textiles--0.3%
       90,200   Fieldcrest Cannon, Inc.,
                  Conv. $3.00, Ser. A                    3,923,700
------------------------------------------------------------
Tobacco--1.6%
    3,911,200   RJR Nabisco Holdings Corp.,
                  Conv. $0.60, PERCS                    22,978,300
                                                   ---------------
                Total preferred stocks
                  (cost $112,306,129)                  105,803,008
                                                   ---------------
WARRANTS*--0.0%
       49,422   Homestead Village Inc. exp.
                  10/29/97
                  (cost $213,009)                          389,198
                                                   ---------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

Portfolio of Investments as
of April 30, 1997 (Unaudited)             PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                Value (Note 1)
------------------------------------------------------------
CONVERTIBLE BONDS--1.1%
------------------------------------------------------------
Integrated Oil--0.1%
B1            $    1,871   Oryx Energy Co., Sub.
                            Deb.,
                            7.50%, 5/15/14         $     1,796,160
------------------------------------------------------------
Realty Investment Trust--0.4%
                           Haagen (Alexander)
                            Properties Inc.,
                            Sub. Deb.
NR                 1,200   7.50%, 1/15/01                1,116,000
B3                   700   Sub. Deb., Ser. A,
                            7.50%, 1/15/01                 651,000
B3                 3,800   Malan Realty
                            Investors, Inc.,
                            Sub. Deb.
                            9.50%, 7/15/04               3,895,000
                                                   ---------------
                                                         5,662,000
------------------------------------------------------------
Retail--0.6%
B2                 8,000   Charming Shoppes Inc.
                            7.50%, 7/15/06               8,296,240
                                                   ---------------
                           Total convertible
                            bonds
                            (cost $15,427,249)          15,754,400
                                                   ---------------
FOREIGN GOVERNMENT OBLIGATIONS--0.7%
NR            NZ$ 15,580   New Zealand Gov't.
                            Bonds,
                            8.00%, 4/15/04
                            (cost $10,819,084)          10,862,389
U.S. GOVERNMENT SECURITIES--2.0%
Aaa           $   30,000   United States Treasury
                            Bonds,
                            6.75%, 8/15/26
                            (cost $29,014,643)     $    29,029,800
                                                   ---------------
                           Total long-term
                            investments
                            (cost $1,182,588,049)    1,444,129,918
                                                   ---------------
SHORT-TERM INVESTMENTS--1.1%
------------------------------------------------------------
REPURCHASE AGREEMENT--1.1%
                  16,047   Joint Repurchase
                            Agreement Account
                            5.42%, 5/1/97, (Note
                            5)
                            (cost $16,047,000)          16,047,000
                                                   ---------------
------------------------------------------------------------
Total Investments--99.8%
                           (cost $1,198,635,049;
                            Note 4)                  1,460,176,918
                           Other assets in excess
                            of
                            liabilities--0.2%            2,422,106
                                                   ---------------
                           Net Assets--100%        $ 1,462,599,024
                                                   ---------------
                                                   ---------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
PERCS--Preferred Equity Redemption Cumulative Stock.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

Statement of Assets and Liabilities (Unaudited)    PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $1,198,635,049).................................................................      $1,460,176,918
Foreign currency, at value (cost $428,371)..................................................................             432,315
Cash........................................................................................................              72,630
Receivable for investments sold.............................................................................          13,064,382
Dividends and interest receivable...........................................................................           3,819,974
Receivable for Fund shares sold.............................................................................           1,244,450
Other assets................................................................................................              23,263
                                                                                                                  --------------
   Total assets.............................................................................................       1,478,833,932
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          11,426,958
Payable for Fund shares reacquired..........................................................................           3,076,587
Distribution fee payable....................................................................................             883,870
Management fee payable......................................................................................             621,944
Accrued expenses............................................................................................             184,600
Foreign withholding tax payable.............................................................................              40,949
                                                                                                                  --------------
   Total liabilities........................................................................................          16,234,908
                                                                                                                  --------------
Net Assets..................................................................................................      $1,462,599,024
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      875,181
   Paid-in capital in excess of par.........................................................................       1,150,814,924
                                                                                                                  --------------
                                                                                                                   1,151,690,105
   Undistributed net investment income......................................................................           2,553,275
   Accumulated net realized gains...........................................................................          46,810,827
   Net unrealized appreciation on investments and foreign currencies........................................         261,544,817
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................      $1,462,599,024
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($419,624,190 / 25,062,689 shares of beneficial interest issued and outstanding)......................              $16.74
   Maximum sales charge (5% of offering price)..............................................................                 .88
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $17.62
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($980,134,243 / 58,699,973 shares of beneficial interest issued and outstanding)......................              $16.70
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($9,934,772 / 594,981 shares of beneficial interest issued and outstanding)...........................              $16.70
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($52,905,819 / 3,160,434 shares of beneficial interest issued and outstanding)........................              $16.74
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations (Unaudited)
--------------------------------------

                                                 Six Months
                                                    Ended
Net Investment Income                          April 30, 1997
Income
   Dividends (net of foreign withholding
      taxes of $109,239)...................     $  23,093,956
   Interest (net of foreign withholding
      taxes of $1,252).....................         2,611,608
                                              -----------------
      Total income.........................        25,705,564
                                              -----------------
Expenses
   Management fee..........................         3,767,455
   Distribution fee--Class A...............           490,411
   Distribution fee--Class B...............         4,891,168
   Distribution fee--Class C...............            47,261
   Transfer agent's fees and expenses......           893,000
   Reports to shareholders.................           141,000
   Custodian's fees and expenses...........            77,000
   Registration fees.......................            50,000
   Insurance...............................            19,000
   Trustees' fees and expenses.............            19,000
   Legal fees and expenses.................            14,000
   Audit fee and expenses..................            12,500
   Miscellaneous...........................             1,473
                                              -----------------
      Total expenses.......................        10,423,268
                                              -----------------
Net investment income......................        15,282,296
                                              -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................        46,710,381
   Foreign currencies......................           (16,698)
                                              -----------------
                                                   46,693,683
                                              -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.............................       128,027,616
   Foreign currencies......................            (6,146)
                                              -----------------
                                                  128,021,470
                                              -----------------
Net gain on investments and foreign
   currency transactions...................       174,715,153
                                              -----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 189,997,449
                                              -----------------
                                              -----------------

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets (Unaudited)

                                   Six Months
                                     Ended           Year Ended
Increase (Decrease)                April 30,        October 31,
in Net Assets                         1997              1996
Operations
   Net investment income.......  $   15,282,296    $   34,699,725
   Net realized gain on
      investments..............      46,693,683        61,035,712
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............     128,021,470        84,686,616
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     189,997,449       180,422,053
                                 --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (5,170,085)      (10,168,241)
      Class B..................      (9,303,896)      (23,129,087)
      Class C..................         (89,526)         (166,270)
      Class Z..................        (718,789)         (610,849)
                                 --------------    --------------
                                    (15,282,296)      (34,074,447)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................        (135,566)               --
      Class B..................        (642,674)               --
      Class C..................          (5,544)               --
      Class Z..................         (21,635)               --
                                 --------------    --------------
                                       (805,419)               --
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................     (15,385,919)      (13,884,497)
      Class B..................     (42,389,909)      (43,458,487)
      Class C..................        (389,824)         (241,179)
      Class Z..................      (2,054,429)               --
                                 --------------    --------------
                                    (60,220,081)      (57,584,163)
                                 --------------    --------------
Fund share transactions (net of
   share conversion) (Note 6)
   Proceeds from shares sold...     326,938,731       396,300,467
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      69,779,425        83,809,013
   Cost of shares reacquired...    (372,493,828)     (432,557,290)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............      24,224,328        47,552,190
                                 --------------    --------------
Total increase.................     137,913,981       136,315,633
Net Assets
Beginning of period............   1,324,685,043     1,188,369,410
                                 --------------    --------------
End of period..................  $1,462,599,024    $1,324,685,043
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     8

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Prudential Equity Income Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Other securities are valued at the mean between the most recently quoted bid and asked prices. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized losses on foreign currency transactions of $16,698 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the
--------------------------------------------------------------------------------
                                     -----
                                       9

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gains on investments by $16,698 relating to net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of 1% of the Fund's average daily net assets up to $500 million,
 .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended April 30, 1997.
PSI has advised the Fund that it has received approximately $263,600 in front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the six months ended April 30, 1997, it received approximately $889,000 and $3,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------
                                     -----
                                       10

Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended April 30, 1997, the Fund incurred fees of approximately $803,000 for the services of PMFS. As of April 30, 1997, approximately $137,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the six months ended April 30, 1997, PSI earned approximately $113,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1997 were $213,940,013 and $251,342,825 respectively.
The cost basis of investments for federal income tax purposes at April 30, 1997 was $1,199,428,891 and, accordingly, net unrealized appreciation for federal income tax purposes was $260,748,027 (gross unrealized appreciation--$308,857,609; gross unrealized depreciation--$48,109,582).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government or federal agency obligations. At April 30, 1997, the Fund had a 1.98% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $16,047,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
CS First Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.
J.P. Morgan Securities, 5.42% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.
SBC Warburg, 5.30% dated 4/30/97, in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.
Smith Barney, Inc., 5.25% and 5.44%, both dated 4/30/97 in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, both due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.
Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended April 30, 1997:
Shares sold......................    14,354,197    $ 238,563,634
Shares issued in reinvestment of
  dividends and distributions....     1,175,725       19,099,980
Shares reacquired................   (15,475,449)    (257,080,360)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................        54,473          583,254
Shares issued upon conversion
  and/or exchange from Class B...     2,861,510       46,957,562
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,915,983    $  47,540,816
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                     -----
Notes to Financial Statements (Unaudited)          PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1996:
Shares sold......................    12,763,330    $ 192,448,233
Shares issued in reinvestment of
  dividends and distributions....     1,507,878       22,207,619
Shares reacquired................   (14,423,817)    (217,449,877)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (152,609)      (2,794,025)
Shares issued upon conversion
  and/or exchange from Class B...     3,062,717       46,622,970
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,910,108    $  43,828,945
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Six months ended April 30, 1997:
Shares sold......................     4,450,652    $  73,750,727
Shares issued in reinvestment of
  dividends and distributions....     2,930,052       47,420,709
Shares reacquired................    (6,231,336)    (102,819,673)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     1,149,368       18,351,763
Shares reacquired upon conversion
  and/or exchange into Class A...    (2,868,679)     (46,957,562)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,719,311)   $ (28,605,799)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1996:
Shares sold......................     9,998,793    $ 149,942,657
Shares issued in reinvestment of
  dividends and distributions....     4,135,093       60,601,069
Shares reacquired................   (13,775,123)    (206,554,247)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       358,763        3,989,479
Shares issued upon conversion
  and/or exchange into Class A...    (3,073,755)     (46,622,970)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,714,992)   $ (42,633,491)
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended April 30, 1997:
Shares sold......................       112,775    $   1,862,800
Shares issued in reinvestment of
  dividends and distributions....        28,654          463,889
Shares reacquired................       (99,383)      (1,634,603)
                                    -----------    -------------
Net increase in shares
  outstanding....................        42,046    $     692,086
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1996:
Shares sold......................       325,017    $   4,877,161
Shares issued in reinvestment of
  dividends and distributions....        26,486          389,591
Shares reacquired................      (117,902)      (1,769,009)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       233,601    $   3,497,743
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Six months ended April 30, 1997:
Shares sold......................       763,826    $  12,761,570
Shares issued in reinvestment of
  dividends and distributions....       172,143        2,794,847
Shares reacquired................      (661,039)     (10,959,192)
                                    -----------    -------------
Net increase in shares
  outstanding....................       274,930    $   4,597,225
                                    -----------    -------------
                                    -----------    -------------
March 1, 1996* through
  October 31, 1996:
Shares sold......................     3,294,056    $  49,032,416
Shares issued in reinvestment of
  dividends and distributions....        39,927          610,734
Shares reacquired................      (448,479)      (6,784,157)
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,885,504    $  42,858,993
                                    -----------    -------------
                                    -----------    -------------
---------------
* Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 7. Dividends
On June 17, 1997 the Board of Trustees of the Fund declared the following dividends per share, payable on June 20, 1997 to shareholders of record on June 17, 1997.

                                      Class      Class B    Class
                                        A         and C       Z
                                    ---------   ---------   ------
Ordinary Income...................   $ .1125     $ .0825    $.1225

--------------------------------------------------------------------------------
                                     -----
                                       12

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                   Class A
                                                  --------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                          Year Ended October 31,
                                                  April 30,      -----------------------------------------------------------
                                                     1997          1996         1995         1994         1993        1992
                                                  ----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  15.43      $  14.40     $  14.03     $  14.38     $  12.16     $ 12.04
                                                  ----------     --------     --------     --------     --------     -------
Income from investment operations
Net investment income.........................          .22           .47          .48          .41          .47         .47
Net realized and unrealized gain on investment
   transactions...............................         2.03          1.75          .95          .06         2.65         .60
                                                  ----------     --------     --------     --------     --------     -------
   Total from investment operations...........         2.25          2.22         1.43          .47         3.12        1.07
                                                  ----------     --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income..........         (.22)         (.49)        (.54)        (.29)        (.46)       (.47)
Dividends in excess of net investment
   income.....................................         (.01)           --           --           --           --          --
Distributions from net realized gains.........         (.71)         (.70)        (.52)        (.53)        (.44)       (.48)
                                                  ----------     --------     --------     --------     --------     -------
   Total distributions........................         (.94)        (1.19)       (1.06)        (.82)        (.90)       (.95)
                                                  ----------     --------     --------     --------     --------     -------
Net asset value, end of period................     $  16.74      $  15.43     $  14.40     $  14.03     $  14.38     $ 12.16
                                                  ----------     --------     --------     --------     --------     -------
                                                  ----------     --------     --------     --------     --------     -------
TOTAL RETURN(a):..............................        14.79%        15.97%       11.15%        3.48%       26.93%       9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $419,624      $341,717     $276,990     $150,502     $104,017     $51,165
Average net assets (000)......................     $395,580      $310,335     $236,688     $131,398     $ 70,895     $21,931
Ratios to average net assets:
   Expenses, including distribution fees......          .95%(b)       .98%        1.03%        1.09%        1.07%       1.22%
   Expenses, excluding distribution fees......          .70%(b)       .73%         .78%         .85%         .87%       1.02%
   Net investment income......................         2.64%(b)      3.26%        3.36%        2.97%        3.44%       3.22%
For Class A, B, C and Z shares:
Portfolio turnover............................           15%           36%          74%          70%          57%         43%
Average commission rate paid per share........     $  .0485      $  .0563          N/A          N/A          N/A         N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                    Class B
                                                  ---------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                           Year Ended October 31,
                                                  April 30,      ------------------------------------------------------------
                                                     1997          1996         1995         1994         1993         1992
                                                  ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  15.39      $  14.36     $  14.00     $  14.35     $  12.14     $  12.03
                                                  ----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................          .16           .39          .37          .31          .37          .37
Net realized and unrealized gain on investment
   transactions...............................         2.03          1.71          .95          .06         2.64          .59
                                                  ----------     --------     --------     --------     --------     --------
   Total from investment operations...........         2.19          2.10         1.32          .37         3.01          .96
                                                  ----------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.16)         (.37)        (.44)        (.19)        (.36)        (.37)
Dividends in excess of net investment
   income.....................................         (.01)           --           --           --           --           --
Distributions from net realized gains.........         (.71)         (.70)        (.52)        (.53)        (.44)        (.48)
                                                  ----------     --------     --------     --------     --------     --------
   Total distributions........................         (.88)        (1.07)        (.96)        (.72)        (.80)        (.85)
                                                  ----------     --------     --------     --------     --------     --------
Net asset value, end of period................     $  16.70      $  15.39     $  14.36     $  14.00     $  14.35     $  12.14
                                                  ----------     --------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------     --------
TOTAL RETURN(a):..............................        14.42%        15.12%       10.29%        2.73%       25.93%        8.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $980,134      $929,948     $906,793     $954,951     $527,868     $190,846
Average net assets (000)......................     $986,341      $951,220     $911,856     $784,063     $304,898     $169,524
Ratios to average net assets:
   Expenses, including distribution fees......         1.70%(b)      1.73%        1.78%        1.85%        1.87%        2.02%
   Expenses, excluding distribution fees......          .70%(b)       .73%         .78%         .85%         .87%        1.02%
   Net investment income......................         1.90%(b)      2.51%        2.66%        2.21%        2.58%        3.05%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)                   PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                           Class C                                Class Z
                                                  ----------------------------------------------------------     ----------
                                                                                                  August 1,
                                                  Six Months        Year            Year           1994(c)       Six Months
                                                    Ended           Ended           Ended          Through         Ended
                                                  April 30,      October 31,     October 31,     October 31,     April 30,
                                                     1997           1996            1995            1994            1997
                                                  ----------     -----------     -----------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $15.39         $ 14.36         $ 14.00         $ 13.99        $  15.42
                                                     -----           -----           -----           -----       ----------
Income from investment operations
Net investment income.........................         .16             .38             .40             .08             .24
Net realized and unrealized gain (loss) on
   investment transactions....................        2.03            1.72             .92            (.02)           2.04
                                                     -----           -----           -----           -----       ----------
   Total from investment operations...........        2.19            2.10            1.32             .06            2.28
                                                     -----           -----           -----           -----       ----------
Less distributions
Dividends from net investment income..........        (.16)           (.37)           (.44)           (.05)           (.24)
Dividends in excess of net investment
   income.....................................        (.01)             --              --              --            (.01)
Distributions from net realized gains.........        (.71)           (.70)           (.52)             --            (.71)
                                                     -----           -----           -----           -----       ----------
   Total distributions........................        (.88)          (1.07)           (.96)           (.05)           (.96)
                                                     -----           -----           -----           -----       ----------
Net asset value, end of period................      $16.70         $ 15.39         $ 14.36         $ 14.00        $  16.74
                                                     -----           -----           -----           -----       ----------
                                                     -----           -----           -----           -----       ----------
TOTAL RETURN(a):..............................       14.42%          15.12%          10.29%           0.45%          15.00%
RATIOS/SUPPLEMENTAL DATA:(e)
Net assets, end of period (000)...............      $9,935         $ 8,511         $ 4,586         $ 1,527        $ 52,906
Average net assets (000)......................      $9,531         $ 6,730         $ 3,132         $   762        $ 50,097
Ratios to average net assets:
   Expenses, including distribution fees......        1.70%(b)        1.73%           1.78%           2.05%(b)         .70%(b)
   Expenses, excluding distribution fees......         .70%(b)         .73%            .78%           1.05%(b)         .70%(b)
   Net investment income......................        1.89%(b)        2.51%           2.57%           2.42%(b)        2.89%(b)
                                                 March 1,
                                                  1996(d)
                                                  Through
                                                October 31,
                                                   1996
                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 15.13
                                                -----------
Income from investment operations
Net investment income.........................        .38
Net realized and unrealized gain (loss) on
   investment transactions....................        .30
                                                -----------
   Total from investment operations...........        .68
                                                -----------
Less distributions
Dividends from net investment income..........       (.39)
Dividends in excess of net investment
   income.....................................         --
Distributions from net realized gains.........         --
                                                -----------
   Total distributions........................       (.39)
                                                -----------
Net asset value, end of period................    $ 15.42
                                                -----------
                                                -----------
TOTAL RETURN(a):..............................       4.55%
RATIOS/SUPPLEMENTAL DATA:(e)
Net assets, end of period (000)...............    $44,509
Average net assets (000)......................    $24,641
Ratios to average net assets:
   Expenses, including distribution fees......        .73%(b)
   Expenses, excluding distribution fees......        .73%(b)
   Net investment income......................       3.51%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Because of the event referred to in (d) and the timing of such, the ratios of Class Z are not necessarily comparable to that of Class A, B and C shares and are not necessarily indicative of future ratios.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     15

Change of Accountants                              PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended October 31, 1992 through October 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                     -----
                                       16

Supplemental Proxy Information                     PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
   A Meeting of Shareholders of the Prudential Equity Income Fund was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
 (1) To elect Trustees as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
     F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III and Clay T. Whitehead.
(2a) Approval of amendment of the Fund's fundamental investment restrictions regarding investment in shares of other investment companies.
(2b) Approval of amendment of the Fund's fundamental investment restrictions regarding unseasoned issuers.
 (3) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending October 31, 1997.
The results of the proxy solicitation on the above matters were as follows:

Trustee/Matter                                                                      Votes for      Votes against     Abstentions
                                                                                    ----------     -------------     -----------
 (1)   Edward D. Beach                                                              42,139,218               0        1,676,801
       Delayne Dedrick Gold                                                         42,185,952               0        1,629,867
       Robert F. Gunia                                                              42,110,172               0        1,705,647
       Donald D. Lennox                                                             42,168,691               0        1,647,128
       Douglas H. McCorkindale                                                      42,173,768               0        1,642,051
       Mendel A. Melzer                                                             42,156,141               0        1,659,678
       Thomas T. Mooney                                                             42,188,691               0        1,627,128
       Stephen P. Munn                                                              42,187,615               0        1,628,204
       Richard A. Redeker                                                           42,177,575               0        1,638,244
       Robin B. Smith                                                               42,178,797               0        1,637,022
       Louis A. Weil, III                                                           42,188,821               0        1,626,998
       Clay T. Whitehead                                                            42,092,461               0        1,723,358
(2a)   Amendment regarding investments in other investment companies                30,828,371       1,853,447        2,259,891
(2b)   Amendment regarding unseasoned issuers                                       29,823,109       2,584,425        2,425,088
 (3)   Ratification of Deloitte & Touche LLP                                        41,374,283         463,171        1,869,278

--------------------------------------------------------------------------------
                                     -----

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

(LOGO)

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Caren A. Cunningham, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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